EXHIBIT 4(b)(i)

                                                         NOT FOR USE IN NEW YORK

[JOHN HANCOCK LOGO]                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK ANNUITIES                  P.O. Box 9505, Portsmouth, NH 03802-9505
                  Overnight mail: 164 Corporate Drive, Portsmouth, NH 03801-6815
                                                800-344-1029 www.jhannuities.com
                                               Home Office: Bloomfield Hills, MI

                             MVA Product Application
                 A MODIFIED SINGLE PREMIUM MARKET VALUE ANNUITY

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
____________________________________________________________________________________________________________________________________
1      EXPECTED INITIAL PREMIUM

       Expected Initial Premium                  Expected initial premium includes any assets coming from another financial institution (i.e., 1035 exchange, qualified plan rollover, etc.) Amount of actual
       $ ______________________                  premium received will appear in the delivered contract/certificate.

____________________________________________________________________________________________________________________________________
2      OWNER (oldest)

       __________________________________________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
       Name (First, Middle, Last or Name of Trust/Entity)
       __________________________   _________________________________________   ____________________________________________________
       Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number   Email Address
       ____________________________________________________________________________   ______________________________________________
       Mailing Address                                                                City, State, Zip
       ____________________________________________________________________________   ______________________________________________
       Residential Address (required if different from mailing or address is PO Box)  Client Brokerage Account Number

       _____________________________________________________________________________________________________________________________
       CO-OWNER

       __________________________________________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
       Name (First, Middle, Last or Name of Trust/Entity)
       __________________________   _________________________________________   ____________________________________________________
       Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number   Email Address
       ____________________________________________________________________________   ______________________________________________
       Mailing Address                                                                City, State, Zip
       ____________________________________________________________________________
       Residential Address (required if different from mailing or address is PO Box)

____________________________________________________________________________________________________________________________________
3      ANNUITANT (if different from owner)

       __________________________________________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
       Name (First, Middle, Last or Name of Trust/Entity)
       __________________________   _________________________________________   ____________________________________________________
       Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number   Email Address
       ____________________________________________________________________________   ______________________________________________
       Mailing Address                                                                City, State, Zip
       ____________________________________________________________________________
       Residential Address (required if different from mailing or address is PO Box)

       _____________________________________________________________________________________________________________________________
       CO-ANNUITANT (if different from co-owner)
       __________________________________________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
       Name (First, Middle, Last or Name of Trust/Entity)
       __________________________   _________________________________________   ____________________________________________________
       Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number   Email Address
       ____________________________________________________________________________   ______________________________________________
       Mailing Address                                                                City, State, Zip
       ____________________________________________________________________________
       Residential Address (required if different from mailing or address is PO Box)

                                   Page 1 of 4
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                             MVA Product Application

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
____________________________________________________________________________________________________________________________________
4      BENEFICIARIES

       If a co-owner was selected in Section 2, the surviving owner will be the                       THE PRIMARY
       primary beneficiary. Contingent beneficiaries receive proceeds only if all            BENEFICIARIES AND CONTINGENT
       primary beneficiaries pre-decease the owner. If you wish to restrict the             BENEFICIARIES MUST EACH EQUAL
       death payment options for any of the beneficiaries listed below, please               100% OF PROCEEDS. PLEASE USE
       complete the Restricted Beneficiary Payout form located on                              WHOLE PERCENTAGES ONLY.
       www.jhannuities.com.

       Beneficiary will be the Owner's estate if left blank.

       PRIMARY BENEFICIARY                                         CONTINGENT BENEFICIARY (optional)

   1   Name:                                                       Name:

       Relationship:                                               Relationship:

       Percentage allocated:                 ___________ %         Percentage allocated:                        ___________ %

   2   Name:                                                       Name:

       Relationship:                                               Relationship:

       Percentage allocated:                 ___________ %         Percentage allocated:                        ___________ %

       NOTE: TO NAME ADDITIONAL BENEFICIARIES, PLEASE USE THE SPACE IN SPECIAL INSTRUCTIONS (SECTION 7).
       ____________________________________________________________________________________________________________________________
5      TYPE OF ANNUITY

       PLAN TYPE:                       TAX-QUALIFIED PLANS:
       [ ] Qualified [ ]Nonqualified    [ ] IRA_______ (Tax Year)  [ ] Roth IRA _______ (Tax Year) [ ] IRA Rollover [ ] IRA Transfer
                                        [ ] Other _______________________________________
____________________________________________________________________________________________________________________________________
6      GUARANTEED PERIOD (PLEASE CHECK ONE. CHECK AVAILABILITY, NOT ALL GUARANTEE PERIODS MAY BE AVAILABLE.)

       [ ] 3-Year          [ ] 5-Year            [ ] 7-Year         [ ] 10-Year

____________________________________________________________________________________________________________________________________
7     SPECIAL INSTRUCTIONS (WRITE IN) OR OPTIONAL RIDERS
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                                   Page 2 of 4

                            MVA Product Application

_______________________________________________________________________________
8     ADDITIONAL STATE DISCLOSURES

      FOR APPLICANTS IN ALL STATES EXCEPT AK, AZ, CO, DE, DC, FL, ID, IN, KY, MD, ME, NE, NJ, NM, OH, OK, OR, PA, TN, VA, VT, WA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

      FOR AK APPLICANTS: A person who knowingly and with intent to injure, defraud, or deceive an insurance company files a claim containing false, incomplete, or misleading information may be prosecuted under state law.

      FOR AZ APPLICANTS: On written request, the Company is required to provide you, within a reasonable time, factual information regarding the benefits and provisions of your annuity contract. If, for any reason you are not satisfied with your annuity contract, you may return it within ten days, OR WITHIN THIRTY DAYS IF YOU ARE SIXTY-FIVE YEARS OF AGE OR OLDER ON THE DATE OF THE APPLICATION FOR YOUR ANNUITY CONTRACT, after the contract is delivered and receive a refund of all monies paid. For your protection, state law required the following statements to appear on this form. Any person who knowingly presents a false or fraudulent claim for payment of a loss is subject to criminal and civil penalties.

      FOR CO APPLICANTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

      FOR DE, ID, IN, OK APPLICANTS: Any person who knowingly and with intent to injure, defraud, or deceive an insurance company files a statement of claim containing false, incomplete, or misleading information is guilty of a felony.

      FOR DC APPLICANTS: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

      FOR FL APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY ISSUER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

      FOR KY, NE, PA APPLICANTS: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

      FOR MD APPLICANTS: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

      FOR ME, TN, VA, WA APPLICANTS: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

      FOR NJ APPLICANTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

      FOR NM APPLICANTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

      FOR OH RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

      FOR OR, VT RESIDENTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

________________________________________________________________________________
9     MILITARY SALES

      Is the annuitant or owner an active member of the U.S. Armed Forces?
      [ ] Yes*     [X] No (default)

      * If you answered "Yes", please complete and attach a "Military Personnel Financial Services Disclosure" form (available on www.jhannuities.com). This product is not specifically designed for or marketed to active duty military personnel. Applications not complying with our military sales procedures will not be accepted.

                            MVA Product Application

________________________________________________________________________________
10    ACKNOWLEDGMENTS/SIGNATURES

      STATEMENT OF APPLICANT: I/We agree that the contract/certificate I/we have applied for shall not take effect until the later of: (1) the issuance of the contract/certificate, or (2) receipt by the company at its Annuity Service Office of the first payment required under the contract/certificate. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded.

      [ ] YES* [ ] NO Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

      [ ] YES* [ ] NO Will this contract replace or change any existing life insurance or annuity in this or any other company?

      *If you answered "YES" to either question, please complete below and attach a state replacement form (if applicable). Please see reference guide in the forms booklet.
      ___________________   __________________  [ ] Annuity  [ ] Life Insurance
      Issuing Company       Contract Number

      I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE ANNUITANT'S 95TH BIRTHDAY ALTERNATE MATURITY
      DATE_____________________________.

      I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT BECAUSE OF THE MARKET VALUE ADJUSTMENT PROVISION OF THE
      CONTRACT/CERTIFICATE THE AMOUNT I RECEIVE UPON WITHDRAWAL OR ANNUITIZATION MAY VARY FROM THE REPORTED ACCOUNT VALUE.

      I/WE CONFIRM A REVIEW OF MY/OUR INVESTMENT OBJECTIVES, TAX, LIQUIDITY, AND FINANCIAL STATUSES WAS OFFERED TO ME/US.

      I/WE HAVE READ THE APPLICABLE FRAUD STATEMENT CONTAINED IN THE STATE DISCLOSURES SECTION.

      TO THE BEST OF MY KNOWLEDGE AND BELIEF, THE STATEMENTS IN THIS APPLICATION ARE TRUE AND COMPLETE.

      I/WE AM/ARE EITHER A CITIZEN OR RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.

SIGN
HERE   OWNER:                        ________________________________________   __________________________________   __________
                                     Signature                                  City, State (signed in)              Date
SIGN
HERE   CO-OWNER:                     ________________________________________   __________________________________   __________
                                     Signature                                  City, State (signed in)              Date

SIGN   ANNUITANT:                    ________________________________________   __________________________________   __________
HERE   (If different from owner)     Signature                                  City, State (signed in)              Date

SIGN   CO-ANNUITANT:                 ________________________________________   __________________________________   __________
HERE   (If different from co-owner)  Signature                                  City, State (signed in)              Date

________________________________________________________________________________
11    FINANCIAL ADVISOR INFORMATION

      CERTIFICATION: I HAVE TRULY AND ACCURATELY RECORDED THE INFORMATION PROVIDED BY THE APPLICANT AND I HAVE DETERMINED THAT THE ANNUITY CONTRACT/CERTIFICATE APPLIED FOR IS A SUITABLE INVESTMENT FOR THE APPLICANT.

      [ ] YES [ ] NO Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

      [ ] YES [ ] NO Will this contract/certificate replace or change any existing life insurance or annuity in this or any other company?

      IF YES, COMPLETE APPLICABLE STATE REPLACEMENT FORMS.


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
       _____________________________________     __________________________     ____________________
       Printed name                              Telephone Number               State License ID

       _____________________________________     __________________________     ____________________
       Broker/Dealer Firm                        Broker/Dealer Rep Number       Email Address
SIGN
HERE   ____________________________________________________________________
       Signature
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                                  Page 4 of 4